PAXTON ENERGY, INC.


                         FARM-IN PARTICIPATION AGREEMENT


Maxim Resources, Inc.
888-888 Dunsmuir St.
Vancouver, B.C.
V6C 3K4

RE:      Cooke No. 3 Well
         Cooke Ranch Deep Prospect
         La Salle County, Texas

Gentlemen:

         Maxim Resources, Inc. ("Maxim") desires to apply for the purchase of a farm-in working interest in the Cooke Ranch No. 3 Well in La Salle County, Texas. Maxim ("Participant") hereby acknowledges that Paxton Energy, Inc. ("Paxton") has a participation agreement dated June 3, 2005 for 3.25% WI in the Cooke No. 3 Well in the Cooke Ranch Field Area for Edwards, Glenrose, Sligo, Hosston, Cotton Valley and/or Smackover oil/gas production.

         Participant hereby applies for the farm-in purchase in the Cooke Ranch No. 3 Well of three and one quarter (3.25) percentage points at $117,000.00 per each percentage point (1.00% farm-in interest) subject to a one half percent (0.5) percentage carried WI interest to Paxton and is payable upon this application, and tenders herewith a copy of the wire instructions payable to Bayshore in the amount of $380,250.00.

         Participant hereby makes the following representations, warranties and commitments:

Initial only what is applicable:

a. By executing this Participation Agreement, Participant has committed itself to become a (3.25%) farm-in working interest owner in the Cooke No. 3 Well only. [AB and RB initials]

b. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in this oil and gas prospect and of making an informed investment decision. [AB and RB initials]

DRILLING OPERATIONS: Upon acceptance of the above recited consideration, on June 12, 2005, Bayshore, with Bruington Engineering L.P. as operator, commenced the drilling of the Cooke Ranch #3 well, and if warranted, will complete and equip one oil and/or gas well at the location of on the subject leases described on Exhibit "A" attached hereto, with the following terms and conditions:

Page 2                                                             July 25, 2005

1. Bayshore has permitted said test well with the Railroad Commission of Texas, survey and staked the drilling location, built a necessary lease road, prepared the location, cured title to the drillsite contracted with third party contractors and began drilling with due diligence one test well to a total depth of 21,000 feet, or a depth sufficient to test the Smackover formation, log and test said well for the purpose of establishing commercial oil/gas production or plugging and abandoning same. Bayshore shall have the right to cease drilling operations if an impenetrable substance or formation is encountered during the drilling of said well at any depth below 10,000 feet. Paxton shall deliver a 70% net revenue interest to Participant in the Cooke No. 3 Well. Paxton and Maxim agree that there shall be a one half (0.5%) carried WI interest attributable to Participant's working interest in favor of Paxton in said test well.

2. Bayshore agrees that, during drilling and completion operations, Participant shall receive the following:

         a. Daily drilling and completion reports on the subject well.
         b. Copies of all logs, tests and samples gained from the drilling and completion of the subject well.
         c. Copies of all Railroad Commission of Texas filings on the subject well.

3. In the event that an oil and/or gas well completion is attempted on the subject test well, Participant agrees to pay its proportionate share of the completion costs for the well per the Authority for Expenditure (AFE) for the Cooke No. 3 Well which equals $19,820.00 per each percentage point upon written and/or verbal notification from Paxton.

4. In the event that commercial oil and/or gas production is established on the subject lease with said test well, then both Bayshore and Paxton shall enter into a mutually acceptable Joint Operating Agreement Model Form 610-1989 for the operation of the subject well. Paxton shall then make the assignment of a two and three quarter (2.75) percentage WI in the Cooke Ranch No. 3 Well and its pro-ration unit acreage. All subsequent operations and subsequent wells drilled and completed on the pro-rata acreage shall be governed by the Joint Operating Agreement.

         Participant recognizes that an investment in oil and gas exploration involves a high degree of risk of loss of its entire investment. Participant has been advised to consult with its own financial advisors regarding this investment. Its commitments to all investments bear a reasonable relationship to its net worth and Participant is able to bear the risk of loss of its entire investment in this prospect.

         In the event that a dispute arises between Participant and Paxton or its affiliates, or any of their respective successors, representatives, agents, officers or employees, in connection with this offering, the offer and farm-in of working interest, or this farm-in Agreement, the parties hereto hereby expressly agree that any such dispute shall be resolved through Arbitration rather than litigation, and to submit the dispute to the American Arbitration Association within 15 days after receiving a written request to do so. If any party hereto fails to submit the dispute to Arbitration with in the specified time above, the requesting party may then file any papers necessary to commence arbitration. The parties hereto agree that any hearing scheduled after an Arbitration proceeding is initiated, by either party, shall take place in Salt Lake City, Utah.

         This Participation Agreement, and all of its terms and conditions, represent the entire agreement between Participant and Paxton pertaining to the Cooke Ranch No. 3 well, and supersedes any and all prior agreements, written or oral. Any changes to this agreement must be agreed to in writing by both parties hereto.

         This Participation Agreement, and all of its terms and conditions, shall be binding upon the parties hereto and shall extend to and be binding upon their respective heirs, successors and assigns. Participant shall provide Paxton with written notice prior to assigning any or all of Participant's Farm-in interest herein to a third party.

Page 3                                                             July 25, 2005

         Amount of Working Interest: Participant represents that it is delivering herewith wire instructions for funds on or before June 25, 2005 in the amount of $117,000.00 per each percentage point. The total point(s) for which Participant is offering to purchase and the total amount of the aforementioned funds are as follows:

                  Total Point(s) Desired:           Three and One-Quarter (3.25)
                  Amount of Subscription:           $380,250.00

**Wire funds to Bayshore Exploration L.L.C.

IN WITNESS HEREOF, the undersigned has executed this Agreement on the date set forth below:

                                                   /s/ Arthur Brown
---------------------------                        --------------------------
S.S. No/Federal I.D. No                            Participant's Signature

888-888 Dunsmuir St.                               Maxim Resources, Inc
---------------------------                        --------------------------
Business Address - Street                          Participant's Name

Vancouver, BC V6C 3K4                              888-888 Dunsmuir Street
---------------------------                        --------------------------
City, State & Zip                                  Home Address

604/630-0280                                       Vancouver, B.C. V6C 3K4
---------------------------                        --------------------------
Business Telephone                                 City, State & Zip

604/688-7846                                       604/630-0280
---------------------------                        --------------------------
Fax Number                                         Home Telephone

Art(C)MaximResources.com
E-Mail Address

**Please note where and how you would like to receive your reports.

                                   ACCEPTANCE

         Paxton Energy, Inc. hereby accepts the offer represented by the foregoing Farm-in Agreement, subject to the terms and conditions thereof.

         AGREED AND ACCEPTED ON THIS 25 DAY OF JULY 2005.

By: /s/ Keith J. McKenzie
   Keith J. McKenzie, COO

KJM:kjm
Exhibits "A"